Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name: Office Properties Income Trust, et al. [1]	Petition Date: October 30, 2025
Case Number: 25-90530 (CML)

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING DEBTORS’ MONTHLY OPERATING REPORT

The accompanying Monthly Operating Report (“MOR”) has been prepared by Office Properties Income Trust and its debtor affiliates, as debtors and debtors in possession (collectively, the “Debtors”) in the above-captioned chapter 11 cases (the “Chapter 11 Cases”). On October 30, 2025 (the “Petition Date”), the Debtors commenced these Chapter 11 Cases by filing voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). These Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under Case No. 25-90530 (CML). The Debtors are authorized to operate their business as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR accompanying these global notes (the “Global Notes”).

1.	General Methodology. The Debtors are filing this MOR solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee for Region 7 (the “U.S. Trustee”) and applicable bankruptcy reporting guidelines. The financial and supplemental information contained in these Global Notes is unaudited, limited in scope, and is not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) nor in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder, nor is it intended to fully reconcile to the consolidated financial statements prepared by the Debtors. These Global Notes contain information that is applicable to each MOR filed in the Chapter 11 Cases contemporaneously herewith. Accordingly, the financial information presented in the MORs is subject to further review, adjustment, and reclassification as additional information becomes available. This MOR should not be relied upon for valuation, investment, or any other purpose other than compliance with the applicable reporting guidelines noted above.

[1]	A complete list of the Debtors in the Chapter 11 Cases may be obtained on the website of the Debtors’ claims and noticing agent at https://restructuring.ra.kroll.com/OPI. The Debtors’ mailing address is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634.

2.	Basis of Presentation. In preparing this MOR, the Debtors relied on financial data available from the books and records available to them at the time of such preparation, but this MOR and financial data do not reflect in all circumstances presentation for U.S. GAAP. Asset values reflected in this MOR are book values and not based upon any contemporaneous valuation. Although the Debtors made commercially reasonable efforts to ensure the accuracy and completeness of this MOR, inadvertent errors or omissions may exist. The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and cash flows of the Debtors in the future. Each signatory to this MOR has necessarily relied upon the efforts, statements, advice and representations of personnel of the Debtors and the Debtors’ advisors and professionals. Each signatory has not (and could not have) personally verified the accuracy of each such statement, representation, and answer contained in this MOR.

3.	Reporting Period. Unless otherwise noted herein, this MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period The Debtors have reflected the reporting period in the first MORs as November 1, 2025 through November 30, 2025. Including the stub-October period in the financial statements and supporting documentation would be highly burdensome relative to the limited activity during that period, including no disbursements on October 31, 2025.

4.	Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.	Payment of Prepetition Claims Pursuant to First Day Orders. Pursuant to various "first day" orders and any supplements or amendments to such orders entered by the Bankruptcy Court (each, a “First Day Order,” and collectively, the “First Day Orders”), the Debtors and their estates are authorized or expect to be authorized to pay certain prepetition claims, including, without limitation:

a.	Essential Claims, as defined in the Final Order (I) Authorizing the Debtors to Pay Certain Prepetition Claims of (A) Health, Safety, and Environmental Providers, (B) Lien Claimants, and (C) 503(b)(9) Claimants; (II) Confirming Administrative Expense Priority of Outstanding Prepetition Orders; (III) Authorizing Financial Institutions to Honor and Process Related Checks and Transfers; and (IV) Granting Related Relief [Docket No. 440];

b.	Tenant Obligations, as defined in the Order (I) Authorizing the Debtors to Pay Tenant Obligations and (II) Granting Related Relief [Docket No. 92];

c.	Insurance Obligations, as defined in the Order (I) Authorizing Debtors to (A) Continue Insurance Programs, and (B) Pay All Obligations with Respect Thereto; and (II) Granting Related Relief [Docket No. 95];

d.	Taxes and Fees, as defined in the Order (I) Authorizing Debtors to Pay Certain Prepetition Taxes and Fees; and (II) Granting Related Relief [Docket No. 96];

e.	Adequate Assurance Deposits and Administrative Fees, as defined in the Order (I) Approving Debtors’ Proposed Form of Adequate Assurance of Payment to Utility Providers; (II) Establishing Procedures For Resolving Objections by Utility Providers; (III) Prohibiting Utility Providers From Altering, Refusing, or Discontinuing Service; and (IV) Granting Related Relief [Docket No. 97]; and

f.	Account Fees, as defined in the Final Order (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Existing Business Forms and Intercompany Arrangements, and (C) Continue Intercompany Transactions; and (II) Granting Related Relief [Docket No. 438] (the “Final Cash Management Order”).

If any payments were made following the commencement of the Chapter 11 Cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in this MOR unless otherwise noted.

6.	Liabilities Subject to Compromise. The amounts currently classified as liabilities subject to compromise reflect the accounting impact of ASC 852, Reorganizations, effective from the Petition Date. Following adoption of this accounting standard, certain prepetition liabilities have been reclassified and collated as a liability subject to compromise. The amounts currently classified as subject to compromise do not reflect the claimant value but reflects the best estimate as at the reporting date. When claims are received and reconciled, adjustments will be made prospectively.

7.	Reservation of Rights. The Debtors hereby reserve all rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation, or other statement in the MORs. The Debtors reserve all rights to amend or supplement the MORs in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in the MORs shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases.

8.	Insiders and Affiliates. In the circumstances where the MORs require information regarding “insiders” or “affiliates,” the Debtors may include information with respect to the individuals and entities whom the Debtors believe may be argued to fall within the definition of “insider” set forth in section 101(31) of the Bankruptcy Code or “affiliate” set forth in section 101(2) of the Bankruptcy Code, as applicable, during the relevant time periods. The listing or omission of a party as an “insider” or “affiliate” for the purposes of the MOR is for informational purposes and is not intended to be nor should be construed as an admission that those parties are insiders or affiliates for purposes of section 101(31) or 101(2), as applicable, of the Bankruptcy Code. Information regarding the individuals or entities listed as insiders or affiliates in the MORs may not be used for: (a) the purposes of determining (i) control of the Debtors; (ii) the extent to which any individual or entity exercised management responsibilities or functions; (iii) corporate decision-making authority over the Debtors; or (iv) whether such individual or entity (or the Debtors) could successfully argue that they are not an insider or affiliate under applicable law, including the Bankruptcy Code and federal securities laws, or with respect to any theories of liability or (b) any other purpose. Furthermore, certain of the individuals or entities identified as insiders or affiliates may not have been insiders or affiliates for the entirety of the twelve-month period before the Petition Date, but the Debtors have included them herein out of an abundance of caution. The Debtors reserve all rights with respect thereto. For the avoidance of doubt, the Debtors do not employ any employees.

9.	Specific MOR Disclosures.

Notes to Part 1: Cash Receipts and Disbursements

•	The Debtors use a consolidated cash management system through which the Debtors pay substantially all liabilities and expenses. A more complete description of the Debtors’ Cash Management System is set forth in the Emergency Motion of Debtors for Entry of Interim and Final Orders (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Existing Business Forms and Intercompany Arrangements, and (C) Continue Intercompany Transactions; and (II) Granting Related Relief [Docket No. 21] (the “Cash Management Motion”) filed on October 31, 2025.
•	Receipts primarily consist of rental income collections, supplemented by cash inflows from asset sales and from proceeds from financing activity reflected on the MOR of Debtor Office Properties Income Trust.
•	The Debtors have endeavored to allocate receipts and disbursements to the appropriate legal entity based on the underlying transaction, even if the associated cash flow occurred through a different Debtor’s bank account.

o	Rent and other receipts are attributed to the appropriate Debtor entity receiving the rent and other receipts, regardless of the receiving bank account.

o	Similarly, disbursements are attributed to the invoiced entity, irrespective of the entity making the payment.

•	Receipts and disbursements processed through Sonesta-controlled bank accounts, as described in the Cash Management Motion, are included in the cash receipts and disbursements calculations. However, because these bank accounts are not controlled by Debtor 20 Mass Ave TRS Inc., the related ending cash balances are excluded to reconcile to the Debtor’s book ending cash balance.
•	Disbursements related to professional fees that are transferred into the professional fee reserve account are included in cash disbursements at the time the amounts are transferred to such account. Notwithstanding the foregoing, such amounts remain included in the ending cash balance until ultimately disbursed from the professional fee reserve account.

•	Receipts and disbursements from non-Debtor entities have been excluded, even if such transactions pass through Debtor bank accounts, as they are not attributable to the Debtors. However, receipts and disbursements related to the Non-Debtor Mortgages, as defined in the Declaration of John R. Castellano in Support of Chapter 11 Petitions and First Day Relief [Docket No. 26] (the “First Day Declaration”), are included in the Cash and Cash Equivalents of Office Properties Income Trust.
•	On November 5, 2025, the Bankruptcy Court entered the interim cash management order [Docket No. 149] (the “Interim Cash Management Order”), after which the Debtors were authorized to make disbursements from their bank accounts. On December 15, 2025, the Bankruptcy Court entered the Final Cash Management Order (defined below). Prior to entry of the Interim Cash Management Order, including on October 31, 2025, the Debtors had not yet obtained Bankruptcy Court authority to make disbursements following the filing of the Chapter 11 Cases on October 30, 2025.

Notes to Part 2: Asset and Liability Status

•	The amounts identified in Part 2 of this MOR are derived from the Debtors’ unaudited and estimated balance sheets. Please refer to the notes above for information regarding presentation and limitations that may exist in this MOR.
•	The funded secured and unsecured debt amounts identified in Part 2 of the MOR are derived from the Debtors’ unaudited and estimated balance sheets. Such amounts do not reflect the Debtors’ view as to the amount of any claim and the Debtors reserve all rights with respect to any asserted claim amounts. Accordingly, there may be differences between such amounts asserted in the MORs and any corresponding amounts stated in the Debtors’ statements of financial affairs and schedules of assets and liabilities.
•	While receipts and disbursements processed through Sonesta-controlled bank accounts are included in the cash activity for Debtor 20 Mass Ave TRS Inc., the balance sheet only includes the cumulative net income from the tenant hotel business once excess cash from the Sonesta-controlled bank accounts is transferred to Debtor 20 Mass Ave TRS Inc. as described in the Cash Management Motion pursuant to the Sonesta Management Agreement as defined in the First Day Declaration.
•	Amounts reported in “Liabilities Subject to Compromise” include intercompany balances. Intercompany balances have not been eliminated between Debtors for MOR reporting purposes.

Notes to Part 3: Assets Sold or Transferred

•	On November 10, 2025, the Debtors filed the Motion of Debtors for Entry of an Order (I) Authorizing and Approving Sale of Property, Free and Clear of All Liens, Claims and Interests, and Encumbrances, and (II) Granting Related Relief [Docket No. 177] (the “Tempe Sale Motion”).
•	On December 3, 2025, the Bankruptcy Court entered the Order (I) Authorizing and Approving Sale of Property, Free and Clear of All Liens, Claims and Interests, and Encumbrances, and (II) Granting Related Relief [Docket No. 241] (the “Tempe Sale Order”), which, among other things, authorized the Debtors to enter into the asset purchase agreement and consummate the transactions contemplated thereunder.

•	The transaction closed on December 19, 2025. In accordance with the Tempe Sale Order, proceeds from the sale have been received and deposited into a segregated account to be held pending further order of the Bankruptcy Court. The Purchase Price (as defined in the Tempe Sale Motion) for the property was approximately $10.7 million.

Notes to Part 4: Income Statement (Statement of Operations)

•	The income statement included in this MOR reflects month-to-date results. This clarification is provided for the avoidance of doubt.
•	While receipts and disbursements processed through Sonesta-controlled bank accounts are included in the cash activity for Debtor 20 Mass Ave TRS Inc., the income statement only includes the net gain/loss from the tenant hotel business once excess cash from the Sonesta-controlled bank accounts is transferred to Debtor 20 Mass Ave TRS Inc. as further described in the Cash Management Motion and the First Day Declaration.
•	Please refer to the notes above for information about presentation and limitations that may exist in the MOR.

Notes to Part 6: Postpetition Taxes

•	In the ordinary course of business, the Debtors are obligated to pay, among other taxes, sales and use, property, and income taxes, and various other governmental charges, fees, and assessments (collectively, the “Taxes and Fees”).
•	The Debtors believe that they are current with respect to any postpetition Taxes and Fees that have come due.

Notes to Part 7: Questionnaire

•	7a – Payments on Prepetition Debt: As further described above, all payments made by the Debtors during the period were authorized under First Day Orders granted by the Bankruptcy Court.

•	7c – Payments to Insiders: The personnel and various services the Company requires to operate its business and properties are provided by The RMR Group LLC (“RMR”) pursuant to two agreements: a business management agreement (“RMR Management Agreement”) and a property management agreement (“RMR Property Management Agreement” and together, collectively, the “RMR Management Agreements”).

As described in more detail in the First Day Declaration, the Debtors pay RMR for business management fees, property management fees, construction management fees, payroll reimbursement and accounts payable funding, regionwide expenses, and certain operating reimbursements. As discussed above, the Debtors reserve all rights with respect to the determination or status of RMR, and any other individual or entity listed herein, as an “insider” as defined in section 101(13) of the Bankruptcy Code or an affiliate as defined in section 101(2) of the Bankruptcy Code. To the extent RMR is listed in the Payments to Insiders attachment, such inclusion is for informational purposes only and is not intended to be nor should be construed as an admission that RMR is an Insider for purposes of section 101(31) or 101(2), as applicable, of the Bankruptcy Code.

Additionally, as described in the First Day Declaration, the Debtors pay certain fees and reimbursements to Sonesta pursuant to the Sonesta Management Agreement. Accordingly, to the extent Sonesta is listed in the Payments to Insiders attachment, such inclusion is for informational purposes only and is not intended to be nor should be construed as an admission that Sonesta is an Insider for purposes of section 101(31) or 101(2), as applicable, of the Bankruptcy Code.

•	7g – Postpetition Borrowing: On November 5, 2025, the Bankruptcy Court entered the Interim Order Pursuant to Sections 105, 361, 362, 363, and 364 of the Bankruptcy Code and Rules 2002, 4001, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing the Debtors to Use Cash Collateral and Obtain Secured Postpetition Financing; (II) Granting Liens and Superpriority Administrative Claims; (III) Providing Adequate Protection; (IV) Scheduling a Final Hearing; and (V) Granting Related Relief [Docket No. 150] (the “Interim DIP Order”) authorizing the Debtors to enter into the DIP Documents (as defined in the Interim DIP Order) and obtain post-petition borrowing thereunder. On November 6, 2025, in accordance with the Interim DIP Order, the Debtors drew $10 million under the DIP Facility, net any fees payable to the DIP Agent and the DIP Lenders (each as defined in the Interim DIP Order). The Debtors received $9.7 million on November 6, 2025, into their Segregated Account (as defined in the Interim DIP Order).

UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF Texas Houston In Re. Office Properties Income Trust Debtor(s) § § § § Case No. 25-90530 Lead Case No. 25-90530 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 11/30/2025 Petition Date: 10/30/2025 Months Pending: 1 Industry Classification: 5 3 1 1 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Timothy A. (“Tad”) Davidson II 12/30/2025 Timothy A. (“Tad”) Davidson II 600 Travis Street, Suite 4200, Houston, TX 77002 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Debtor's Name Office Properties Income Trust | Case No. 25-90530

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$17,196,308	
b.	Total receipts (net of transfers between accounts)	$10,087,428	$10,087,428
c.	Total disbursements (net of transfers between accounts)	$1,854,096	$1,854,096
d.	Cash balance end of month (a+b-c)	$25,429,640	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$1,854,096	$1,854,096

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$0
d	Total current assets	$30,184,432
e.	Total assets	$3,533,665,777
f.	Postpetition payables (excluding taxes)	$44,607,034
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$-211,284
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$44,395,750
k.	Prepetition secured debt	$1,308,880,841
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$2,783,983,636
n.	Total liabilities (debt) (j+k+l+m)	$4,137,260,227
o.	Ending equity/net worth (e-n)	$-603,594,450

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$275,541	
f.	Other expenses	$82,102	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$2,801,847	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$24,624,053	
k.	Profit (loss)	$-27,783,543	$-27,783,543

UST Form 11-MOR (12/01/2021) 2

UST Form 11-MOR (12/01/2021) 3 Debtor's Name Office Properties Income Trust Case No. 25-90530 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi

UST Form 11-MOR (12/01/2021) 4 Debtor's Name Office Properties Income Trust Case No. 25-90530 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxviii

UST Form 11-MOR (12/01/2021) 5 Debtor's Name Office Properties Income Trust Case No. 25-90530 lxxix lxxx lxxxi lxxxii lxxxiii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv

UST Form 11-MOR (12/01/2021) 6 Debtor's Name Office Properties Income Trust Case No. 25-90530 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi

Debtor's Name Office Properties Income Trust Case No. 25-90530

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UST Form 11-MOR (12/01/2021) 7

Debtor's Name Office Properties Income Trust Case No. 25-90530

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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ○	No ◉		
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○	No ◉		
c.	Were any payments made to or on behalf of insiders?	Yes ○	No ◉		
d.	Are you current on postpetition tax return filings?	Yes ◉	No ○		
e.	Are you current on postpetition estimated tax payments?	Yes ◉	No ○		
f.	Were all trust fund taxes remitted on a current basis?	Yes ◉	No ○		
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ◉	No ○		
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○	No ○	N/A ◉	
i.	Do you have: Worker's compensation insurance?	Yes ○	No ◉		
	If yes, are your premiums current?	Yes ○	No ○	N/A ◉	(if no, see Instructions)
	Casualty/property insurance?	Yes ◉	No ○		
	If yes, are your premiums current?	Yes ◉	No ○	N/A ○	(if no, see Instructions)
	General liability insurance?	Yes ◉	No ○		
	If yes, are your premiums current?	Yes ◉	No ○	N/A ○	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ○	No ◉		
k.	Has a disclosure statement been filed with the court?	Yes ○	No ◉		
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ◉	No ○		

UST Form 11-MOR (12/01/2021) 8

Debtor's Name Office Properties Income Trust Case No. 25-90530

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ John R. Castellano	John R. Castellano
Signature of Responsible Party	Printed Name of Responsible Party
Chief Restructuring Officer	12/30/2025
Title	Date

UST Form 11-MOR (12/01/2021) 9

Debtor's Name Office Properties Income Trust Case No. 25-90530

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UST Form 11-MOR (12/01/2021) 10

UST Form 11-MOR (12/01/2021) 11 Debtor's Name Office Properties Income Trust Case No. 25-90530 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Office Properties Income Trust Case No. 25-90530 PageFour PageThree

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: November 1, 2025 through November 30, 2025

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 11/1/2025 through 11/30/2025

	Office Properties Income Trust	Government Properties Income Trust LLC	112 Ave Miami LLC	20 Mass Ave TRS Inc.	3400 Plano TX LLC	440 First Street LLC	ACP East LLC	Bayside Pkwy Fremont 2 LLC	Burt Street Omaha LLC	Clay Holdco LLC
	Case No. 25-90530	Case No. 25-90536	Case No. 25-90551	Case No. 25-90565	Case No. 25-90555	Case No. 25-90570	Case No. 25-90573	Case No. 25-90532	Case No. 25-90556	Case No. 25-90576
Rent and Other Receipts	*87,428*	*471,208*	-	*915,156*	*136,693*	*545,529*	*37,757*	-	*150,008*	-
Operating Disbursements										
Payroll & Benefits (I/C & RMR Reimbursement)	-	-	-	-	-	-	-	-	-	-
Property and Other Taxes	-	-	(82,150)	-	-	-	-	-	-	-
Property Management Fees	-	-	-	-	-	-	-	-	-	-
Business Management Fee	-	-	-	-	-	-	-	-	-	-
Insurance	-	-	-	-	-	-	-	-	-	-
Utilities	-	-	-	-	-	-	-	-	-	-
Maintenance & Other Expenses	-	(73,803)	(3,604)	-	-	(26,942)	(545)	(1,118)	-	-
Corporate G&A	-	(1,123)	(105)	-	(116)	(325)	(32)	(54)	(67)	-
Total Operating Disbursements	-	*(74,927)*	*(85,860)*	-	*(116)*	*(27,267)*	*(577)*	*(1,172)*	*(67)*	-
Total Capex	-	-	-	-	-	-	-	-	-	-
Total Hotel Disbursements	-	-	-	*(253,606)*	-	-	-	-	-	-
Net Cash Flow From Operations	87,428	396,281	(85,860)	661,551	136,577	518,262	37,180	(1,172)	149,941	-
Non-Operating Disbursements										
Debt Service	(79,350)	-	-	-	-	-	-	-	-	-
Professional Fees	(1,774,746)	-	-	-	-	-	-	-	-	-
Utility Deposits	-	(41,712)	(1,337)	-	(1,399)	(24,052)	(900)	(85)	-	-
First Day Motions - Taxes	-	-	(401,476)	-	-	-	-	-	-	-
First Day Motions - Vendors	-	-	(6,645)	-	-	-	-	-	-	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	(1,854,096)	(41,712)	(409,457)	-	(1,399)	(24,052)	(900)	(85)	-	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	(1,766,668)	354,569	(495,317)	661,551	135,178	494,210	36,280	(1,257)	149,941	-
DIP Proceeds	10,000,000	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	8,233,332	354,569	(495,317)	661,551	135,178	494,210	36,280	(1,257)	149,941	-
Beg. Cash Balance	17,196,308	4,394,400	-	-	-	831,387	-	-	-	-
(+/-) Net Cash Flow After Financing	8,233,332	354,569	(495,317)	661,551	135,178	494,210	36,280	(1,257)	149,941	-
MOR Part 1 d. Cash Balance	**$ 25,429,640**	**$ 4,748,969**	**$ (495,317)**	**$ 661,551**	**$ 135,178**	**$ 1,325,597**	**$ 36,280**	**$ (1,257)**	**$ 149,941**	**$ -**
(+/-) Net Cash Flow from/to CMBS	-	2,550,087	-	-	-	-	-	-	-	-
End. Cash Balance, After Non-Debtor Intercompany Transfers	**$ 25,429,640**	**$ 7,299,056**	**$ (495,317)**	**$ 661,551**	**$ 135,178**	**$ 1,325,597**	**$ 36,280**	**$ (1,257)**	**$ 149,941**	**$ -**
Sonesta Controlled Accounts Cash	-	-	-	(661,551)	-	-	-	-	-	-
Professional Fee Reserve Cash	5,417,344	-	-	-	-	-	-	-	-	-
Intercompany Transactions, net and Cash In Transit	(662,552)	(1,573,088)	496,654	-	(133,779)	(308,908)	(35,381)	1,343	(149,941)	-
Cash Balance End of Period, Book	**$ 30,184,432**	**$ 5,725,969**	**$ 1,337**	**$ -**	**$ 1,399**	**$ 1,016,689**	**$ 900**	**$ 85**	**$ -**	**$ -**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: November 1, 2025 through November 30, 2025

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 11/1/2025 through 11/30/2025

	Clay Road Houston LLC	CRI SIR LLC	Elliott Ave Seattle LLC	Ewing Holdco LLC	First Potomac DC Holdings, LLC	FP 11 Dupont Circle, LLC	FP 1211 Connecticut Avenue, LLC	FP 1401 K, LLC	FP 1775 Wiehle Avenue, LLC	FP 540 Gaither, LLC
	Case No. 25-90557	Case No. 25-90578	Case No. 25-90558	Case No. 25-90581	Case No. 25-90584	Case No. 25-90534	Case No. 25-90590	Case No. 25-90540	Case No. 25-90593	Case No. 25-90537
Rent and Other Receipts	-	-	598,813	-	-	501,823	129,100	295,482	271,175	224,984
Operating Disbursements										
Payroll & Benefits (I/C & RMR Reimbursement)	-	-	-	-	-	-	-	-	-	-
Property and Other Taxes	-	-	-	-	-	(1,500)	-	-	-	-
Property Management Fees	-	-	-	-	-	-	-	-	-	-
Business Management Fee	-	-	-	-	-	-	-	-	-	-
Insurance	-	-	-	-	-	-	-	-	-	-
Utilities	-	-	-	-	-	-	-	-	-	(142)
Maintenance & Other Expenses	-	-	(24,791)	-	-	(1,323)	(542)	(30,633)	(1,206)	(21,074)
Corporate G&A	(115)	-	(1,050)	-	-	(382)	(242)	(294)	(148)	(137)
Total Operating Disbursements	(115)	-	(25,842)	-	-	(3,205)	(784)	(30,928)	(1,353)	(21,353)
Total Capex	-	-	-	-	-	-	-	(31)	-	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	(115)	-	572,971	-	-	498,618	128,316	264,524	269,822	203,631
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-	-	-
Utility Deposits	(265)	-	(26,136)	-	-	(23,683)	(18,732)	(8,870)	(11,721)	(12,710)
First Day Motions - Taxes	-	-	-	-	-	-	-	-	-	-
First Day Motions - Vendors	-	-	-	-	-	-	-	-	-	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	(265)	-	(26,136)	-	-	(23,683)	(18,732)	(8,870)	(11,721)	(12,710)
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	(380)	-	546,835	-	-	474,935	109,585	255,654	258,101	190,920
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	(380)	-	546,835	-	-	474,935	109,585	255,654	258,101	190,920
Beg. Cash Balance	-	-	-	-	-	-	-	-	-	-
(+/-) Net Cash Flow After Financing	(380)	-	546,835	-	-	474,935	109,585	255,654	258,101	190,920
MOR Part 1 d. Cash Balance	**$ (380)**	**$ -**	**$ 546,835**	**$ -**	**$ -**	**$ 474,935**	**$ 109,585**	**$ 255,654**	**$ 258,101**	**$ 190,920**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
End. Cash Balance, After Non-Debtor Intercompany Transfers	**$ (380)**	**$ -**	**$ 546,835**	**$ -**	**$ -**	**$ 474,935**	**$ 109,585**	**$ 255,654**	**$ 258,101**	**$ 190,920**
Sonesta Controlled Accounts Cash	-	-	-	-	-	-	-	-	-	-
Professional Fee Reserve Cash	-	-	-	-	-	-	-	-	-	-
Intercompany Transactions, net and Cash In Transit	646	-	(520,700)	-	-	(451,252)	(90,853)	(246,785)	(246,380)	(178,210)
Cash Balance End of Period, Book	**$ 265**	**$ -**	**$ 26,136**	**$ -**	**$ -**	**$ 23,683**	**$ 18,732**	**$ 8,870**	**$ 11,721**	**$ 12,710**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:	**Case No. 25-90530 (CML)**
Office Properties Income Trust, et al.	Reporting Period: November 1, 2025 through November 30, 2025
Debtors	

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 11/1/2025 through 11/30/2025

	FP 6310 Hillside Center, LLC	FP 6315 Hillside Center, LLC	FP 840 First Street, LLC	FP Atlantic Corporate Park, LLC	FP Patuxent Parkway, LLC	FP Redland Technology Center LLC	FP Sterling Park Land, LLC	GOV Lake Fairfax Inc.	GOV Lakewood Properties Trust	GOV NEW OPPTY LP
	Case No. 25-90594	Case No. 25-90543	Case No. 25-90587	Case No. 25-90531	Case No. 25-90546	Case No. 25-90533	Case No. 25-90596	Case No. 25-90599	Case No. 25-90560	Case No. 25-90564
Rent and Other Receipts	*102,355*	*14,781*	*191,235*	*425,393*	*196,024*	*731,731*	-	-	-	-
Operating Disbursements										
Payroll & Benefits (I/C & RMR Reimbursement)	-	-	-	-	-	-	-	-	-	-
Property and Other Taxes	-	-	-	-	-	-	-	-	-	-
Property Management Fees	-	-	-	-	-	-	-	-	-	-
Business Management Fee	-	-	-	-	-	-	-	-	-	-
Insurance	-	-	-	-	-	-	-	-	-	-
Utilities	-	-	(65)	-	(260)	(350)	-	-	-	-
Maintenance & Other Expenses	(8,715)	(916)	(11,831)	(781)	(24,661)	(64,014)	-	(690)	-	-
Corporate G&A	(20)	(21)	(514)	(189)	(113)	(375)	(4)	(279)	(105)	-
Total Operating Disbursements	*(8,734)*	*(936)*	*(12,410)*	*(970)*	*(25,034)*	*(64,740)*	*(4)*	*(969)*	*(105)*	-
Total Capex	-	-	-	-	-	*(32,000)*	-	-	-	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	93,621	13,844	178,825	424,422	170,990	634,991	(4)	(969)	(105)	-
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-	-	-
Utility Deposits	(4,868)	(1,666)	(31,836)	(16,878)	(13,841)	(20,681)	-	(8,598)	(5,222)	-
First Day Motions - Taxes	-	-	-	-	-	-	-	-	-	-
First Day Motions - Vendors	-	-	-	-	-	(158,517)	-	-	-	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	(4,868)	(1,666)	(31,836)	(16,878)	(13,841)	(179,198)	-	(8,598)	(5,222)	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	88,752	12,178	146,989	407,545	157,149	455,793	(4)	(9,567)	(5,326)	-
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	88,752	12,178	146,989	407,545	157,149	455,793	(4)	(9,567)	(5,326)	-
Beg. Cash Balance	-	-	-	-	-	-	-	-	-	-
(+/-) Net Cash Flow After Financing	88,752	12,178	146,989	407,545	157,149	455,793	(4)	(9,567)	(5,326)	-
MOR Part 1 d. Cash Balance	**$ 88,752**	**$ 12,178**	**$ 146,989**	**$ 407,545**	**$ 157,149**	**$ 455,793**	**$ (4)**	**$ (9,567)**	**$ (5,326)**	**$ -**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
End. Cash Balance, After Non-Debtor Intercompany Transfers	**$ 88,752**	**$ 12,178**	**$ 146,989**	**$ 407,545**	**$ 157,149**	**$ 455,793**	**$ (4)**	**$ (9,567)**	**$ (5,326)**	**$ -**
Sonesta Controlled Accounts Cash	-	-	-	-	-	-	-	-	-	-
Professional Fee Reserve Cash	-	-	-	-	-	-	-	-	-	-
Intercompany Transactions, net and Cash In Transit	(83,884)	(10,512)	(115,153)	(390,667)	(143,307)	(435,113)	4	18,165	10,548	-
Cash Balance End of Period, Book	**$ 4,868**	**$ 1,666**	**$ 31,836**	**$ 16,878**	**$ 13,841**	**$ 20,681**	**$ -**	**$ 8,598**	**$ 5,222**	**$ -**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re: **Case No. 25-90530 (CML)**
Office Properties Income Trust, et al. Reporting Period: November 1, 2025 through November 30, 2025
Debtors

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 11/1/2025 through 11/30/2025

	GOV NEW OPPTY LP REIT	GOV NEW OPPTY REIT	GPT Properties LLC	GPT Properties Trust	Grand Oak Circle Tampa LLC	Jan Davis Huntsville LLC	OPI 25 Exchange LLC	OPI AL Properties LLC	OPI BND Holdings Trust	OPI BND Properties LLC
	Case No. 25-90562	Case No. 25-90567	Case No. 25-90538	Case No. 25-90541	Case No. 25-90544	Case No. 25-90552	Case No. 25-90547	Case No. 25-90569	Case No. 25-90572	Case No. 25-90574
Rent and Other Receipts	-	-	16,050	848,611	169,746	80,059	622,028	273,832	-	3,236,384
Operating Disbursements										
Payroll & Benefits (I/C & RMR Reimbursement)	-	-	-	-	-	-	-	-	-	-
Property and Other Taxes	-	-	-	-	(38,187)	-	-	-	-	(265,340)
Property Management Fees	-	-	-	-	-	-	-	-	-	-
Business Management Fee	-	-	-	-	-	-	-	-	-	-
Insurance	-	-	-	-	-	-	-	-	-	-
Utilities	-	-	-	(282)	-	-	(82)	(46)	-	(820)
Maintenance & Other Expenses	-	-	(48)	(57,260)	(4,491)	-	(29,663)	(16,444)	-	(133,263)
Corporate G&A	-	-	(41)	(629)	(54)	(35)	(355)	(100)	-	(1,364)
Total Operating Disbursements	-	-	(89)	(58,172)	(42,732)	(35)	(30,100)	(16,590)	-	(400,787)
Total Capex	-	-	-	-	-	-	-	-	-	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	-	-	15,961	790,440	127,014	80,024	591,927	257,242	-	2,835,597
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	(1,294,478)	-	-	(915,886)
Utility Deposits	-	-	(936)	(59,710)	(4,583)	-	(23,014)	(13,706)	-	(84,550)
First Day Motions - Taxes	-	-	-	-	(186,623)	-	-	-	-	(1,487,325)
First Day Motions - Vendors	-	-	-	-	-	-	-	-	-	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	-	-	(936)	(59,710)	(191,206)	-	(1,317,492)	(13,706)	-	(2,487,760)
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	-	-	15,025	730,729	(64,192)	80,024	(725,564)	243,537	-	347,837
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	-	-	15,025	730,729	(64,192)	80,024	(725,564)	243,537	-	347,837
Beg. Cash Balance	-	-	-	-	-	-	-	-	-	-
(+/-) Net Cash Flow After Financing	-	-	15,025	730,729	(64,192)	80,024	(725,564)	243,537	-	347,837
MOR Part 1 d. Cash Balance	**$ -**	**$ -**	**$ 15,025**	**$ 730,729**	**$ (64,192)**	**$ 80,024**	**$ (725,564)**	**$ 243,537**	**$ -**	**$ 347,837**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
End. Cash Balance, After Non-Debtor Intercompany Transfers	**$ -**	**$ -**	**$ 15,025**	**$ 730,729**	**$ (64,192)**	**$ 80,024**	**$ (725,564)**	**$ 243,537**	**$ -**	**$ 347,837**
Sonesta Controlled Accounts Cash	-	-	-	-	-	-	-	-	-	-
Professional Fee Reserve Cash	-	-	-	-	-	-	-	-	-	-
Intercompany Transactions, net and Cash In Transit	-	-	(14,089)	(671,019)	68,775	(80,024)	2,784,311	(229,831)	-	3,303,780
Cash Balance End of Period, Book	**$ -**	**$ -**	**$ 936**	**$ 59,710**	**$ 4,583**	**$ -**	**$ 2,058,747**	**$ 13,706**	**$ -**	**$ 3,651,618**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: November 1, 2025 through November 30, 2025

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 11/1/2025 through 11/30/2025

	OPI Notex Holdings Trust Case No. 25-90554	OPI Notex Properties LLC Case No. 25-90550	OPI TRS Inc. Case No. 25-90529	OPI WF Borrower LLC Case No. 25-90577	OPI WF Holding LLC Case No. 25-90580	OPI WF Owner LLC Case No. 25-90583	Primerica Holdco LLC Case No. 25-90586	Santa Clara (Walsh) LLC Case No. 25-90589	SC Merger Sub LLC Case No. 25-90591	Schrock Road Columbus LLC Case No. 25-90553
Rent and Other Receipts	-	*2,613,116*	-	-	-	*9,784,369*	-	*228,803*	-	*41,955*
Operating Disbursements										
Payroll & Benefits (I/C & RMR Reimbursement)	-	-	-	-	-	-	-	-	-	-
Property and Other Taxes	-	(53,839)	-	-	-	(114)	-	-	-	-
Property Management Fees	-	-	-	-	-	-	-	-	-	-
Business Management Fee	-	-	-	-	-	-	-	-	-	-
Insurance	-	-	-	-	-	-	-	-	-	-
Utilities	-	(60)	-	-	-	-	-	-	-	-
Maintenance & Other Expenses	-	(85,572)	-	-	-	(505,105)	-	(206)	-	-
Corporate G&A	-	(1,717)	-	-	-	(3,730)	-	(105)	-	(24)
Total Operating Disbursements	-	*(141,187)*	-	-	-	*(508,949)*	-	*(311)*	-	*(24)*
Total Capex	-	-	-	-	-	-	-	-	-	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	-	2,471,928	-	-	-	9,275,421	-	228,492	-	41,930
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	(3,013,158)	-	-	-	-
Professional Fees	-	(1,862,298)	-	-	-	(1,297,505)	-	-	-	-
Utility Deposits	-	(108,893)	-	-	-	(227,602)	-	-	-	(84)
First Day Motions - Taxes	-	(263,115)	-	-	-	-	-	-	-	-
First Day Motions - Vendors	-	(125,120)	-	-	-	(138,641)	-	-	-	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	-	(2,359,427)	-	-	-	(4,676,907)	-	-	-	(84)
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	-	112,502	-	-	-	4,598,514	-	228,492	-	41,846
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	-	112,502	-	-	-	4,598,514	-	228,492	-	41,846
Beg. Cash Balance	-	-	-	-	-	9,849,821	-	-	-	-
(+/-) Net Cash Flow After Financing	-	112,502	-	-	-	4,598,514	-	228,492	-	41,846
MOR Part 1 d. Cash Balance	$ -	$ 112,502	$ -	$ -	$ -	$ 14,448,335	$ -	$ 228,492	$ -	$ 41,846
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
End. Cash Balance, After Non-Debtor Intercompany Transfers	$ -	$ 112,502	$ -	$ -	$ -	$ 14,448,335	$ -	$ 228,492	$ -	$ 41,846
Sonesta Controlled Accounts Cash	-	-	-	-	-	-	-	-	-	-
Professional Fee Reserve Cash	-	-	-	-	-	-	-	-	-	-
Intercompany Transactions, net and Cash In Transit	-	1,065,146	-	-	-	(3,056)	-	(228,492)	-	(41,762)
Cash Balance End of Period, Book	$ -	$ 1,177,647	$ -	$ -	$ -	$ 14,445,279	$ -	$ -	$ -	$ 84

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:	Case No. 25-90530 (CML)
Office Properties Income Trust, et al.	Reporting Period: November 1, 2025 through November 30, 2025
Debtors	

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 11/1/2025 through 11/30/2025

	SIR Campbell Place Inc.	SIR Centennial LLC	SIR Colorado Springs LLC	SIR Fort Mill LLC	SIR GP Redwood City LLC	SIR Holdings Corporation	SIR Irving (Freeport) LLC	SIR Johnston LLC	SIR Omaha LLC	SIR Operating Partnership LP
	Case No. 25-90535	Case No. 25-90595	Case No. 25-90598	Case No. 25-90559	Case No. 25-90561	Case No. 25-90563	Case No. 25-90539	Case No. 25-90566	Case No. 25-90568	Case No. 25-90571
Rent and Other Receipts	*100,136*	*114,932*	-	*71,153*	-	-	-	*277,398*	-	-
Operating Disbursements										
Payroll & Benefits (I/C & RMR Reimbursement)	-	-	-	-	-	-	-	-	-	-
Property and Other Taxes	-	-	-	-	-	-	-	-	-	-
Property Management Fees	-	-	-	-	-	-	-	-	-	-
Business Management Fee	-	-	-	-	-	-	-	-	-	-
Insurance	-	-	-	-	-	-	-	-	-	-
Utilities	-	-	-	-	-	-	-	-	-	-
Maintenance & Other Expenses	(5,112)	(12,103)	-	-	-	-	(29)	-	(14,390)	-
Corporate G&A	(74)	(151)	-	(37)	-	-	(353)	(153)	(166)	-
Total Operating Disbursements	*(5,185)*	*(12,254)*	-	*(37)*	-	-	*(382)*	*(153)*	*(14,556)*	-
Total Capex	-	-	-	-	-	-	-	-	-	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	94,951	102,678	-	71,117	-	-	(382)	277,245	(14,556)	-
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-	-	-
Utility Deposits	(4,470)	(8,725)	-	-	-	-	(10,024)	-	(813)	-
First Day Motions - Taxes	-	-	-	-	-	-	-	-	-	-
First Day Motions - Vendors	-	-	-	-	-	-	-	-	-	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	(4,470)	(8,725)	-	-	-	-	(10,024)	-	(813)	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	90,481	93,953	-	71,117	-	-	(10,406)	277,245	(15,369)	-
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	90,481	93,953	-	71,117	-	-	(10,406)	277,245	(15,369)	-
Beg. Cash Balance	-	-	-	-	-	-	-	-	-	-
(+/-) Net Cash Flow After Financing	90,481	93,953	-	71,117	-	-	(10,406)	277,245	(15,369)	-
MOR Part 1 d. Cash Balance	**$ 90,481**	**$ 93,953**	**$ -**	**$ 71,117**	**$ -**	**$ -**	**$ (10,406)**	**$ 277,245**	**$ (15,369)**	**$ -**
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
End. Cash Balance, After Non-Debtor Intercompany Transfers	**$ 90,481**	**$ 93,953**	**$ -**	**$ 71,117**	**$ -**	**$ -**	**$ (10,406)**	**$ 277,245**	**$ (15,369)**	**$ -**
Sonesta Controlled Accounts Cash	-	-	-	-	-	-	-	-	-	-
Professional Fee Reserve Cash	-	-	-	-	-	-	-	-	-	-
Intercompany Transactions, net and Cash In Transit	(86,011)	(85,229)	3,121,285	(71,117)	-	-	20,431	(277,245)	16,181	-
Cash Balance End of Period, Book	**$ 4,470**	**$ 8,725**	**$ 3,121,285**	**$ -**	**$ -**	**$ -**	**$ 10,024**	**$ -**	**$ 813**	**$ -**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: November 1, 2025 through November 30, 2025

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 11/1/2025 through 11/30/2025

	SIR Parsippany (Jefferson) LLC	SIR Philadelphia LLC	SIR Properties REIT LLC	SIR Properties Trust	SIR Redwood City LP	SIR REIT New Braunfels LLC	SIR REIT Plano LLC	SIR Rocklin (Office) LLC	SIR San Jose LLC	SIR Santa Clara LP
	Case No. 25-90542	Case No. 25-90549	Case No. 25-90575	Case No. 25-90579	Case No. 25-90582	Case No. 25-90545	Case No. 25-90585	Case No. 25-90588	Case No. 25-90548	Case No. 25-90592
Rent and Other Receipts	-	-	985,638	629,047	288,060	28,392	276,132	-	330,425	-
Operating Disbursements										
Payroll & Benefits (I/C & RMR Reimbursement)	-	-	-	-	-	-	-	-	-	-
Property and Other Taxes	-	-	-	-	-	-	-	-	-	-
Property Management Fees	-	-	-	-	-	-	-	-	-	-
Business Management Fee	-	-	-	-	-	-	-	-	-	-
Insurance	-	-	-	-	-	-	-	-	-	-
Utilities	-	-	-	-	-	-	-	-	-	-
Maintenance & Other Expenses	514	(1,028)	(58,700)	(17,207)	-	(21,081)	(1,997)	-	-	-
Corporate G&A	(138)	(314)	(349)	(230)	(139)	(61)	(98)	-	(138)	-
Total Operating Disbursements	376	(1,342)	(59,049)	(17,438)	(139)	(21,143)	(2,096)	-	(138)	-
Total Capex	-	-	-	-	-	-	-	-	-	-
Total Hotel Disbursements	-	-	-	-	-	-	-	-	-	-
Net Cash Flow From Operations	376	(1,342)	926,589	611,609	287,921	7,250	274,037	-	330,287	-
Non-Operating Disbursements										
Debt Service	-	-	-	-	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-	-	-	-	-
Utility Deposits	(1,799)	(29,684)	(33,153)	(6,890)	-	(11,109)	(2,548)	-	(945)	-
First Day Motions - Taxes	-	-	-	-	-	-	-	-	-	-
First Day Motions - Vendors	-	-	-	-	-	-	-	-	-	-
First Day Motions - Return of Tenant Deposits	-	-	-	-	-	-	-	-	-	-
Total Non-Operating Disbursements	(1,799)	(29,684)	(33,153)	(6,890)	-	(11,109)	(2,548)	-	(945)	-
Asset Sales	-	-	-	-	-	-	-	-	-	-
Net Cash Flow	(1,423)	(31,026)	893,436	604,719	287,921	(3,860)	271,488	-	329,342	-
DIP Proceeds	-	-	-	-	-	-	-	-	-	-
Net Cash Flow After Financing	(1,423)	(31,026)	893,436	604,719	287,921	(3,860)	271,488	-	329,342	-
Beg. Cash Balance	-	-	-	-	-	-	-	-	-	-
(+/-) Net Cash Flow After Financing	(1,423)	(31,026)	893,436	604,719	287,921	(3,860)	271,488	-	329,342	-
MOR Part 1 d. Cash Balance	$ (1,423)	$ (31,026)	$ 893,436	$ 604,719	$ 287,921	$ (3,860)	$ 271,488	$ -	$ 329,342	$ -
(+/-) Net Cash Flow from/to CMBS	-	-	-	-	-	-	-	-	-	-
End. Cash Balance, After Non-Debtor Intercompany Transfers	$ (1,423)	$ (31,026)	$ 893,436	$ 604,719	$ 287,921	$ (3,860)	$ 271,488	$ -	$ 329,342	$ -
Sonesta Controlled Accounts Cash	-	-	-	-	-	-	-	-	-	-
Professional Fee Reserve Cash	-	-	-	-	-	-	-	-	-	-
Intercompany Transactions, net and Cash In Transit	3,221	60,709	(860,283)	(597,829)	(287,921)	14,969	(268,940)	-	(328,397)	-
Cash Balance End of Period, Book	$ 1,799	$ 29,684	$ 33,153	$ 6,890	$ -	$ 11,109	$ 2,548	$ -	$ 945	$ -

United States Bankruptcy Court
Southern District of Texas Houston Division

In re: | **Case No. 25-90530 (CML)**
Office Properties Income Trust, et al. | Reporting Period: November 1, 2025 through November 30, 2025
Debtors

Support Documentation to MOR - 1
Cash Receipts and Disbursements by Legal Entity
For the period 11/1/2025 through 11/30/2025

	SIR Westford LLC Case No. 25-90597	Twelve24 Atlanta LLC Case No. 25-90600	West Java Sunnyvale LLC Case No. 25-90601
Rent and Other Receipts	-	*1,527,041*	*376,975*
Operating Disbursements			
Payroll & Benefits (I/C & RMR Reimbursement)	-	-	-
Property and Other Taxes	-	-	-
Property Management Fees	-	-	-
Business Management Fee	-	-	-
Insurance	-	-	-
Utilities	-	-	-
Maintenance & Other Expenses	-	(50,608)	(4,222)
Corporate G&A	-	(663)	(108)
Total Operating Disbursements	-	*(51,271)*	*(4,330)*
Total Capex	-	-	-
Total Hotel Disbursements	-	-	-
Net Cash Flow From Operations	-	1,475,770	372,645
Non-Operating Disbursements			
Debt Service	-	-	-
Professional Fees	-	-	-
Utility Deposits	-	(7,319)	(452)
First Day Motions - Taxes	-	-	-
First Day Motions - Vendors	-	-	-
First Day Motions - Return of Tenant Deposits	-	-	-
Total Non-Operating Disbursements	-	(7,319)	(452)
Asset Sales	-	-	-
Net Cash Flow	-	1,468,451	372,193
DIP Proceeds	-	-	-
Net Cash Flow After Financing	-	1,468,451	372,193
Beg. Cash Balance	-	-	-
(+/-) Net Cash Flow After Financing	-	1,468,451	372,193
MOR Part 1 d. Cash Balance	$ -	$ 1,468,451	$ 372,193
(+/-) Net Cash Flow from/to CMBS	-	-	-
End. Cash Balance, After Non-Debtor Intercompany Transfers	$ -	$ 1,468,451	$ 372,193
Sonesta Controlled Accounts Cash	-	-	-
Professional Fee Reserve Cash	-	-	-
Intercompany Transactions, net and Cash In Transit	-	(1,461,132)	(371,741)
Cash Balance End of Period, Book	$ -	$ 7,319	$ 452

United States Bankruptcy Court
Southern District of Texas Houston Division

In re: | **Case No. 25-90530 (CML)**
Office Properties Income Trust, et al. | Reporting Period: November 1, 2025 through November 30, 2025
Debtors

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 11/30/2025

	Office Properties Income Trust Case No. 25-90530	Government Properties Income Trust LLC Case No. 25-90536	112 Ave Miami LLC Case No. 25-90551	20 Mass Ave TRS Inc. Case No. 25-90565	3400 Plano TX LLC Case No. 25-90555	440 First Street LLC Case No. 25-90570	ACP East LLC Case No. 25-90573	Bayside Pkwy Fremont 2 LLC Case No. 25-90532	Burt Street Omaha LLC Case No. 25-90556	Clay Holdco LLC Case No. 25-90576
Cash and cash equivalents	24,767,088	5,725,969	1,337	-	1,399	24,052	900	85	-	-
Restricted cash	5,417,344	-	-	-	-	992,638	-	-	-	-
Rents receivable	-	(295,994)	1,292,566	155,854	267,692	3,832,870	111,732	2,042,425	1,850,199	-
Total Current Assets	**30,184,432**	**5,429,975**	**1,293,902**	**155,854**	**269,092**	**4,849,559**	**112,631**	**2,042,510**	**1,850,199**	**-**
Land	-	*14,589,447*	*4,798,130*	-	*4,543,015*	*27,903,162*	*2,477,233*	*10,783,527*	*2,819,172*	-
Buildings and improvements	-	*293,550,642*	*5,170,147*	-	*16,285,485*	*42,202,880*	*5,037,689*	*2,125,461*	*10,897,668*	-
Accumulated depreciation	-	*(81,778,372)*	*(1,320,483)*	-	*(3,165,068)*	*(8,731,900)*	*(1,386,967)*	*(301,362)*	*(1,568,490)*	-
Real estate properties (net)	-	226,361,717	8,647,794	-	17,663,431	61,374,142	6,127,955	12,607,626	12,148,350	-
Due from related parties	16,388,213	608,057,443	11,004,568	155,908	8,330,637	27,767,853	140,378	7,984,983	9,114	-
Deferred leasing costs (net)	-	-	-	-	950,722	3,912,483	120,110	1,878,994	1,372,112	-
Acquired real estate leases - net	-	-	188,352	-	1,944,315	2,753,035	-	1,186,245	-	-
Other assets (net)	3,487,093,131	(139,174,136)	(16,721,780)	548,000	(25,292,777)	(88,443,153)	(8,132,071)	(16,188,354)	7,739	-
Total Assets	**3,533,665,777**	**700,674,998**	**4,412,837**	**859,763**	**3,865,419**	**12,213,919**	**(1,630,997)**	**9,512,004**	**15,387,513**	**-**
Accounts payable and other liabilities	34,170,750	66,608	266,961	1,519,327	2,259	2,868,278	45,754	311,528	309,626	-
Due to related parties	-	541,160	515,362	-	-	-	-	12,253	-	-
Assumed real estate lease obligations (net)	-	-	-	-	1,002,656	-	-	-	-	-
Secured debt (net)	*291,112,841*	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	3,811,976,636	506,090	25,780	-	-	225,207	3,050	82,359	13,391,703	-
Total Liabilities	**4,137,260,227**	**1,113,858**	**808,102**	**1,519,327**	**1,004,915**	**3,093,485**	**48,805**	**406,140**	**13,701,329**	**-**
Common shares of beneficial interest	739,434	-	-	-	-	-	-	-	-	-
Additional paid in capital	2,658,301,693	-	-	-	-	-	-	-	-	-
Cumulative net income	(1,792,719,781)	699,461,141	3,604,735	(659,564)	2,860,504	9,120,434	(1,679,801)	9,105,864	1,686,184	-
Cumulative common distributions	(1,469,915,797)	100,000	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**(603,594,450)**	**699,561,141**	**3,604,735**	**(659,564)**	**2,860,504**	**9,120,434**	**(1,679,801)**	**9,105,864**	**1,686,184**	**-**
Total Liabilities and Shareholders' Equity	**3,533,665,777**	**700,674,998**	**4,412,837**	**859,763**	**3,865,419**	**12,213,919**	**(1,630,997)**	**9,512,004**	**15,387,513**	**-**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: November 1, 2025 through November 30, 2025

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 11/30/2025

	Clay Road Houston LLC	CRI SIR LLC	Elliott Ave Seattle LLC	Ewing Holdco LLC	First Potomac DC Holdings, LLC	FP 11 Dupont Circle, LLC	FP 1211 Connecticut Avenue, LLC	FP 1401 K, LLC	FP 1775 Wiehle Avenue, LLC	FP 540 Gaither, LLC
	Case No. 25-90557	Case No. 25-90578	Case No. 25-90558	Case No. 25-90581	Case No. 25-90584	Case No. 25-90534	Case No. 25-90590	Case No. 25-90540	Case No. 25-90593	Case No. 25-90537
Cash and cash equivalents	265	-	26,136	-	-	23,683	18,732	8,870	11,721	12,710
Restricted cash	-	-	-	-	-	-	-	-	-	-
Rents receivable	681,220	-	4,090,878	-	-	5,913,622	1,718,005	2,613,734	799,636	109,992
Total Current Assets	**681,485**	**-**	**4,117,014**	**-**	**-**	**5,937,306**	**1,736,736**	**2,622,603**	**811,356**	**122,702**
Land	*5,494,791*	-	*26,639,923*	-	-	*28,254,691*	*30,387,895*	*29,215,662*	*4,137,884*	*10,740,463*
Buildings and improvements	*12,686,047*	-	*204,893,747*	-	-	*69,259,317*	*28,293,375*	*43,179,129*	*32,237,976*	*20,617,430*
Accumulated depreciation	*(3,103,215)*	-	*(25,175,041)*	-	-	*(18,809,487)*	*(7,507,268)*	*(12,768,692)*	*(8,034,852)*	*(4,812,581)*
Real estate properties (net)	15,077,623	-	206,358,629	-	-	78,704,521	51,174,002	59,626,099	28,341,007	26,545,312
Due from related parties	11,074,334	-	431,291	-	-	271,728	58,317	174,594	6,494,536	4,235,465
Deferred leasing costs (net)	275,708	-	1,697,007	-	-	3,187,883	747,310	850,496	213,174	334,637
Acquired real estate leases - net	-	-	-	-	-	876,354	528,771	954,831	721,547	303,025
Other assets (net)	(20,951,998)	-	(27,489,730)	-	-	(19,173,970)	(37,390,550)	(40,743,982)	(36,321,670)	(30,718,422)
Total Assets	**6,157,151**	**-**	**185,114,212**	**-**	**-**	**69,803,822**	**16,854,587**	**23,484,642**	**259,951**	**822,719**
Accounts payable and other liabilities	1,581	-	185,798	-	-	899,039	548,794	545,244	179,882	312,609
Due to related parties	9,881	-	-	-	-	-	-	-	-	-
Assumed real estate lease obligations (net)	-	-	-	-	-	-	-	544	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	-	-	207,198,825	-	5,734,868	79,782,015	25,484,952	35,819,963	130,996	11,994
Total Liabilities	**11,462**	**-**	**207,384,623**	**-**	**5,734,868**	**80,681,053**	**26,033,746**	**36,365,751**	**310,879**	**324,603**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	6,145,689	-	(22,270,411)	-	(5,734,868)	(10,877,231)	(9,179,160)	(12,881,109)	(50,928)	498,115
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**6,145,689**	**-**	**(22,270,411)**	**-**	**(5,734,868)**	**(10,877,231)**	**(9,179,160)**	**(12,881,109)**	**(50,928)**	**498,115**
Total Liabilities and Shareholders' Equity	**6,157,151**	**-**	**185,114,212**	**-**	**-**	**69,803,822**	**16,854,587**	**23,484,642**	**259,951**	**822,719**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: November 1, 2025 through November 30, 2025

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 11/30/2025

	FP 6310 Hillside Center, LLC Case No. 25-90594	**FP 6315 Hillside Center, LLC** Case No. 25-90543	**FP 840 First Street, LLC** Case No. 25-90587	**FP Atlantic Corporate Park, LLC** Case No. 25-90531	**FP Patuxent Parkway, LLC** Case No. 25-90546	**FP Redland Technology Center LLC** Case No. 25-90533	**FP Sterling Park Land, LLC** Case No. 25-90596	**GOV Lake Fairfax Inc.** Case No. 25-90599	**GOV Lakewood Properties Trust** Case No. 25-90560	**GOV NEW OPPTY LP** Case No. 25-90564
Cash and cash equivalents	4,868	1,666	31,836	16,878	13,841	20,681	-	8,598	5,222	-
Restricted cash	-	-	-	-	-	-	-	-	-	-
Rents receivable	475,757	26,970	1,805,295	1,233,397	644,462	4,919,269	-	2,593	-	-
Total Current Assets	**480,626**	**28,636**	**1,837,131**	**1,250,275**	**658,303**	**4,939,950**	**-**	**11,191**	**5,222**	**-**
Land	*1,423,645*	*2,012,902*	*42,726,334*	*5,750,957*	*3,125,956*	*12,714,223*	*1,267,184*	*5,033,407*	*584,662*	-
Buildings and improvements	*2,533,910*	*2,674,630*	*76,172,621*	*34,030,953*	*21,664,964*	*69,887,439*	-	*56,799,488*	*3,620,080*	-
Accumulated depreciation	*(737,341)*	*(772,800)*	*(16,437,742)*	*(7,550,506)*	*(4,952,063)*	*(14,789,737)*	-	*(16,662,156)*	*(177,475)*	-
Real estate properties (net)	3,220,214	3,914,732	102,461,214	32,231,405	19,838,856	67,811,926	1,267,184	45,170,739	4,027,267	-
Due from related parties	4,177,293	2,581,427	9,055,508	20,163,562	4,906,832	37,408,135	-	-	26,371,503	7,888,530
Deferred leasing costs (net)	30,277	12,720	781,091	1,398,965	385,033	4,698,830	-	-	-	-
Acquired real estate leases - net	678,150	-	22,894	-	224,888	841,779	-	-	-	-
Other assets (net)	(5,122,484)	(5,400,561)	(111,243,635)	(49,179,189)	(26,229,402)	(97,559,640)	4,743	(75,616,898)	(18,772,279)	(7,752,402)
Total Assets	**3,464,075**	**1,136,954**	**2,914,203**	**5,865,017**	**(215,489)**	**18,140,980**	**1,271,927**	**(30,434,968)**	**11,631,712**	**136,128**
Accounts payable and other liabilities	21,917	11,902	306,096	370,999	376,173	2,597,921	2,716	67,222	62,772	(8,884)
Due to related parties	-	-	-	-	-	-	247	36,003	21,545	-
Assumed real estate lease obligations (net)	235,744	-	-	-	-	-	-	-	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	7,129	3,389	265,777	172,226	4,824	91,529	1,515,215	41,267,501	447,854	-
Total Liabilities	**264,790**	**15,291**	**571,873**	**543,225**	**380,997**	**2,689,450**	**1,518,179**	**41,370,726**	**532,171**	**(8,884)**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	3,199,285	1,121,664	2,342,331	5,321,792	(596,486)	15,451,530	(246,252)	(71,805,694)	11,099,541	145,012
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**3,199,285**	**1,121,664**	**2,342,331**	**5,321,792**	**(596,486)**	**15,451,530**	**(246,252)**	**(71,805,694)**	**11,099,541**	**145,012**
Total Liabilities and Shareholders' Equity	**3,464,075**	**1,136,954**	**2,914,203**	**5,865,017**	**(215,489)**	**18,140,980**	**1,271,927**	**(30,434,968)**	**11,631,712**	**136,128**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: November 1, 2025 through November 30, 2025

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 11/30/2025

	GOV NEW OPPTY LP REIT	GOV NEW OPPTY REIT	GPT Properties LLC	GPT Properties Trust	Grand Oak Circle Tampa LLC	Jan Davis Huntsville LLC	OPI 25 Exchange LLC	OPI AL Properties LLC	OPI BND Holdings Trust	OPI BND Properties LLC
	Case No. 25-90562	Case No. 25-90567	Case No. 25-90538	Case No. 25-90541	Case No. 25-90544	Case No. 25-90552	Case No. 25-90547	Case No. 25-90569	Case No. 25-90572	Case No. 25-90574
Cash and cash equivalents	-	-	936	59,710	4,583	-	2,058,747	13,706	-	3,651,618
Restricted cash	-	-	-	-	-	-	-	-	-	-
Rents receivable	-	-	-	6,181,589	432,404	454,286	3,701,063	57,057	-	19,254,271
Total Current Assets	**-**	**-**	**936**	**6,241,300**	**436,987**	**454,286**	**5,759,810**	**70,763**	**-**	**22,905,888**
Land	-	-	*2,618,281*	*41,704,569*	*1,100,000*	*1,501,255*	*26,025,942*	*2,293,870*	-	*41,059,701*
Buildings and improvements	-	-	*9,246,016*	*126,962,305*	*13,592,998*	*1,491,443*	*45,649,641*	*21,883,584*	-	*276,954,924*
Accumulated depreciation	-	-	*(1,335,535)*	*(39,167,589)*	*(5,054,188)*	*(274,522)*	*(12,366,005)*	*(7,252,133)*	-	*(80,983,406)*
Real estate properties (net)	-	-	10,528,762	129,499,285	9,638,810	2,718,176	59,309,578	16,925,321	-	237,031,220
Due from related parties	-	-	497,506	159,993,585	389,075	5,718,141	38,680,033	26,931,123	-	133,182,203
Deferred leasing costs (net)	-	-	-	2,259,736	201,342	-	1,936,598	-	-	14,761,630
Acquired real estate leases - net	-	-	-	4,459,885	-	1,731,241	718,669	834,482	-	3,756,102
Other assets (net)	-	-	(11,800,475)	(120,074,548)	(3,971,207)	(6,864,526)	(73,032,495)	(27,602,044)	-	(283,860,663)
Total Assets	**-**	**-**	**(773,272)**	**182,379,242**	**6,695,006**	**3,757,319**	**33,372,193**	**17,159,644**	**-**	**127,776,381**
Accounts payable and other liabilities	-	-	79,494	1,135,420	108,325	9,500	678,060	19,831	-	5,461,319
Due to related parties	-	-	-	-	82,138	-	2,575,626	-	-	3,324,518
Assumed real estate lease obligations (net)	-	-	-	-	-	-	-	173,134	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	-	-	2,458	329,081	24,848	95,370	155,379	180,929	-	1,890,208
Total Liabilities	**-**	**-**	**81,952**	**1,464,501**	**215,311**	**104,870**	**3,409,065**	**373,893**	**-**	**10,676,045**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	-	-	(855,224)	180,914,741	6,479,695	3,652,449	29,963,128	16,785,751	-	117,100,336
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**-**	**-**	**(855,224)**	**180,914,741**	**6,479,695**	**3,652,449**	**29,963,128**	**16,785,751**	**-**	**117,100,336**
Total Liabilities and Shareholders' Equity	**-**	**-**	**(773,272)**	**182,379,242**	**6,695,006**	**3,757,319**	**33,372,193**	**17,159,644**	**-**	**127,776,381**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: November 1, 2025 through November 30, 2025

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 11/30/2025

	OPI Notex Holdings Trust	OPI Notex Properties LLC	OPI TRS Inc.	OPI WF Borrower LLC	OPI WF Holding LLC	OPI WF Owner LLC	Primerica Holdco LLC	Santa Clara (Walsh) LLC	SC Merger Sub LLC	Schrock Road Columbus LLC
	Case No. 25-90554	Case No. 25-90550	Case No. 25-90529	Case No. 25-90577	Case No. 25-90580	Case No. 25-90583	Case No. 25-90586	Case No. 25-90589	Case No. 25-90591	Case No. 25-90553
Cash and cash equivalents	-	1,177,647	-	-	-	227,602	-	-	-	84
Restricted cash	-	-	-	-	-	14,217,677	-	-	-	-
Rents receivable	-	24,737,252	-	-	-	38,195,544	-	1,375,487	-	163,246
Total Current Assets	-	**25,914,899**	-	-	-	**52,640,823**	-	**1,375,487**	-	**163,330**
Land	-	*36,462,190*	-	-	-	*98,527,272*	-	*6,686,964*	-	*716,285*
Buildings and improvements	-	*208,461,152*	-	-	-	*638,833,575*	-	*11,815,914*	-	*794,543*
Accumulated depreciation	-	*(51,984,659)*	-	-	-	*(154,837,612)*	-	*(1,870,662)*	-	*(288,949)*
Real estate properties (net)	-	192,938,683	-	-	-	582,523,235	-	16,632,216	-	1,221,879
Due from related parties	-	120,445,440	-	-	-	709,183,604	-	28,744,494	-	1,698,250
Deferred leasing costs (net)	-	20,348,703	-	-	-	14,588,455	-	1,652,533	-	367,124
Acquired real estate leases - net	-	12,800,030	-	-	-	56,868,369	-	788,013	-	-
Other assets (net)	-	(302,779,911)	-	-	-	(788,315,876)	-	(38,687,700)	-	(2,774,596)
Total Assets	-	**69,667,845**	-	-	-	**627,488,609**	-	**10,505,043**	-	**675,987**
Accounts payable and other liabilities	-	6,317,178	-	-	-	13,485,710	-	345,461	-	66,495
Due to related parties	-	1,318,652	-	-	-	1,033,293	-	-	-	-
Assumed real estate lease obligations (net)	-	124,402	-	-	-	6,321,695	-	-	-	-
Secured debt (net)	-	-	-	-	-	*424,059,475*	-	-	-	-
Liabilities subject to compromise	-	2,415,067	257,225	-	-	15,583,631	-	115,084	-	-
Total Liabilities	-	**10,175,299**	**257,225**	-	-	**460,483,803**	-	**460,545**	-	**66,495**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	-	59,492,546	(257,225)	-	-	167,004,806	-	10,044,498	-	609,492
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	-	**59,492,546**	**(257,225)**	-	-	**167,004,806**	-	**10,044,498**	-	**609,492**
Total Liabilities and Shareholders' Equity	-	**69,667,845**	-	-	-	**627,488,609**	-	**10,505,043**	-	**675,987**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: November 1, 2025 through November 30, 2025

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 11/30/2025

	SIR Campbell Place Inc.	SIR Centennial LLC	SIR Colorado Springs LLC	SIR Fort Mill LLC	SIR GP Redwood City LLC	SIR Holdings Corporation	SIR Irving (Freeport) LLC	SIR Johnston LLC	SIR Omaha LLC	SIR Operating Partnership LP
	Case No. 25-90535	Case No. 25-90595	Case No. 25-90598	Case No. 25-90559	Case No. 25-90561	Case No. 25-90563	Case No. 25-90539	Case No. 25-90566	Case No. 25-90568	Case No. 25-90571
Cash and cash equivalents	4,470	8,725	3,121,285	-	-	-	10,024	-	813	-
Restricted cash	-	-	-	-	-	-	-	-	-	-
Rents receivable	746,552	504,260	-	86,383	-	-	-	84,292	513,833	-
Total Current Assets	**751,022**	**512,985**	**3,121,285**	**86,383**	**-**	**-**	**10,024**	**84,292**	**514,645**	**-**
Land	*2,687,482*	*6,682,058*	-	*834,031*	-	-	*12,970,268*	*2,649,274*	*4,157,250*	-
Buildings and improvements	*3,409,718*	*10,530,095*	-	*3,034,769*	-	-	*32,416,907*	*7,996,883*	*8,741,411*	-
Accumulated depreciation	*(1,131,655)*	*(2,049,822)*	-	*(606,749)*	-	-	*(6,051,693)*	*(1,533,145)*	*(1,206,955)*	-
Real estate properties (net)	4,965,545	15,162,331	-	3,262,051	-	-	39,335,483	9,113,012	11,691,705	-
Due from related parties	2,117,402	79,730	12,005,500	4,335,396	-	-	36,884,894	21,424,409	27,144,240	-
Deferred leasing costs (net)	418,117	1,121,290	-	147,469	-	-	-	-	731,376	-
Acquired real estate leases - net	-	-	-	-	-	-	-	2,220,262	-	-
Other assets (net)	(5,523,674)	(20,246,585)	-	(6,224,967)	-	-	(62,695,756)	(26,360,166)	(30,656,400)	-
Total Assets	**2,728,412**	**(3,370,249)**	**15,126,785**	**1,606,331**	**-**	**-**	**13,534,645**	**6,481,809**	**9,425,566**	**-**
Accounts payable and other liabilities	256,399	469,691	0	73,215	-	-	121,770	279,676	817,125	-
Due to related parties	-	-	3,121,285	-	-	-	33,728	-	-	-
Assumed real estate lease obligations (net)	-	-	-	-	-	-	-	-	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	67,628	1,205,345	-	-	-	-	526,878	-	265,426	-
Total Liabilities	**324,027**	**1,675,036**	**3,121,285**	**73,215**	**-**	**-**	**682,376**	**279,676**	**1,082,551**	**-**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	2,404,386	(5,045,285)	12,005,500	1,533,117	-	-	12,852,269	6,202,133	8,343,015	-
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**2,404,386**	**(5,045,285)**	**12,005,500**	**1,533,117**	**-**	**-**	**12,852,269**	**6,202,133**	**8,343,015**	**-**
Total Liabilities and Shareholders' Equity	**2,728,412**	**(3,370,249)**	**15,126,785**	**1,606,331**	**-**	**-**	**13,534,645**	**6,481,809**	**9,425,566**	**-**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: November 1, 2025 through November 30, 2025

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 11/30/2025

	SIR Parsippany (Jefferson) LLC	SIR Philadelphia LLC	SIR Properties REIT LLC	SIR Properties Trust	SIR Redwood City LP	SIR REIT New Braunfels LLC	SIR REIT Plano LLC	SIR Rocklin (Office) LLC	SIR San Jose LLC	SIR Santa Clara LP
	Case No. 25-90542	Case No. 25-90549	Case No. 25-90575	Case No. 25-90579	Case No. 25-90582	Case No. 25-90545	Case No. 25-90585	Case No. 25-90588	Case No. 25-90548	Case No. 25-90592
Cash and cash equivalents	1,799	29,684	33,153	6,890	-	11,109	2,548	-	945	-
Restricted cash	-	-	-	-	-	-	-	-	-	-
Rents receivable	-	-	3,806,561	427,846	22,219	36,218	1,098,545	-	179,378	33,138
Total Current Assets	**1,799**	**29,684**	**3,839,713**	**434,736**	**22,219**	**47,328**	**1,101,094**	**-**	**180,323**	**33,138**
Land	*4,543,015*	*5,573,288*	*9,318,246*	*18,159,891*	*14,453,262*	*4,964,936*	*6,819,428*	-	*12,304,407*	-
Buildings and improvements	*4,577,312*	*29,778,862*	*59,851,264*	*20,704,403*	*7,722,143*	*2,375,284*	*9,473,561*	-	*5,448,273*	-
Accumulated depreciation	*(1,047,362)*	*(5,419,837)*	*(15,328,383)*	*(5,398,790)*	*(1,480,473)*	*(247,085)*	*(1,693,044)*	-	*(1,109,507)*	-
Real estate properties (net)	8,072,965	29,932,313	53,841,127	33,465,504	20,694,933	7,093,135	14,599,944	-	16,643,172	-
Due from related parties	8,314,251	-	75,339,268	54,887,566	17,785,700	4,821,878	6,966,796	917,628	18,033,601	24,945,395
Deferred leasing costs (net)	-	-	850,400	-	167,424	419,792	1,456,006	-	1,354,260	-
Acquired real estate leases - net	-	-	4,253,340	1,646,463	536	-	-	-	768,384	-
Other assets (net)	(17,802,815)	(7,070,654)	(95,517,281)	(53,640,344)	(27,552,866)	(9,039,789)	(20,890,393)	-	(23,102,295)	-
Total Assets	**(1,413,800)**	**22,891,343**	**42,606,568**	**36,793,925**	**11,117,944**	**3,342,344**	**3,233,448**	**917,628**	**13,877,444**	**24,978,533**
Accounts payable and other liabilities	13,548	50,878	941,171	1,935,494	1,247,365	199,867	357,471	-	2,243,257	0
Due to related parties	20,860	51,978	-	-	-	21,281	-	-	-	-
Assumed real estate lease obligations (net)	-	-	207,712	-	-	-	-	-	-	-
Secured debt (net)	-	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	49,856	19,027,364	981,265	422,970	168,371	111,113	280,677	-	177,384	-
Total Liabilities	**84,264**	**19,130,220**	**2,130,148**	**2,358,464**	**1,415,736**	**332,262**	**638,147**	**-**	**2,420,640**	**0**
Common shares of beneficial interest	-	-	-	-	-	-	-	-	-	-
Additional paid in capital	-	-	-	-	-	-	-	-	-	-
Cumulative net income	(1,498,065)	3,761,123	40,476,420	34,435,461	9,702,209	3,010,082	2,595,300	917,628	11,456,804	24,978,533
Cumulative common distributions	-	-	-	-	-	-	-	-	-	-
Total Shareholders' Equity	**(1,498,065)**	**3,761,123**	**40,476,420**	**34,435,461**	**9,702,209**	**3,010,082**	**2,595,300**	**917,628**	**11,456,804**	**24,978,533**
Total Liabilities and Shareholders' Equity	**(1,413,800)**	**22,891,343**	**42,606,568**	**36,793,925**	**11,117,944**	**3,342,344**	**3,233,448**	**917,628**	**13,877,444**	**24,978,533**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:	**Case No. 25-90530 (CML)**
Office Properties Income Trust, et al.	Reporting Period: November 1, 2025 through November 30, 2025
Debtors	

Support Documentation to MOR - 2
Balance Sheet by Legal Entity
For the period ended 11/30/2025

	SIR Westford LLC	Twelve24 Atlanta LLC	West Java Sunnyvale LLC
	Case No. 25-90597	Case No. 25-90600	Case No. 25-90601
Cash and cash equivalents	-	7,319	452
Restricted cash	-	-	-
Rents receivable	-	5,169,132	3,319,234
Total Current Assets	**-**	**5,176,451**	**3,319,685**
Land	-	*13,040,272*	*24,608,813*
Buildings and improvements	-	*147,177,369*	*3,757,541*
Accumulated depreciation	-	*(20,040,379)*	*(706,288)*
Real estate properties (net)	-	140,177,261	27,660,066
Due from related parties	17,137,960	34,724,609	12,524,393
Deferred leasing costs (net)	-	126,445	1,992,453
Acquired real estate leases - net	-	22,127,408	842,264
Other assets (net)	-	(179,793,728)	(28,888,192)
Total Assets	**17,137,960**	**22,538,447**	**17,450,669**
Accounts payable and other liabilities	-	592,224	412,678
Due to related parties	-	-	-
Assumed real estate lease obligations (net)	-	-	-
Secured debt (net)	-	-	-
Liabilities subject to compromise	-	186,660	134,259
Total Liabilities	**-**	**778,884**	**546,937**
Common shares of beneficial interest	-	-	-
Additional paid in capital	-	-	-
Cumulative net income	17,137,960	21,759,562	16,903,732
Cumulative common distributions	-	-	-
Total Shareholders' Equity	**17,137,960**	**21,759,562**	**16,903,732**
Total Liabilities and Shareholders' Equity	**17,137,960**	**22,538,447**	**17,450,669**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: November 1, 2025 through November 30, 2025

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 11/1/2025 through 11/30/2025

	Office Properties Income Trust Case No. 25-90530	Government Properties Income Trust LLC Case No. 25-90536	112 Ave Miami LLC Case No. 25-90551	20 Mass Ave TRS Inc. Case No. 25-90565	3400 Plano TX LLC Case No. 25-90555	440 First Street LLC Case No. 25-90570	ACP East LLC Case No. 25-90573	Bayside Pkwy Fremont 2 LLC Case No. 25-90532	Burt Street Omaha LLC Case No. 25-90556	Clay Holdco LLC Case No. 25-90576
	-	882,931	316,077	2,380,903	158,030	666,976	44,622	252,565	187,149	-
Rental Income	**-**	**882,931**	**316,077**	**2,380,903**	**158,030**	**666,976**	**44,622**	**252,565**	**187,149**	**-**
Real estate taxes	-	(289,432)	(39,910)	-	-	(132,342)	(5,160)	(19,816)	(21,471)	-
Utility expenses	-	(10,507)	(21,112)	-	-	(50,551)	(3,648)	-	-	-
Other operating expenses	-	(193,135)	3,684	(2,527,681)	(8,695)	(154,815)	(9,745)	(18,835)	(11,925)	-
Depreciation and amortization	-	(1,116,216)	(42,195)	-	(82,948)	(207,267)	(25,355)	(33,195)	(62,960)	-
Transaction related costs	(82,102)	-	-	-	-	-	-	-	-	-
General and administrative	(275,541)	73,362	(5,974)	-	(6,574)	(13,754)	(1,817)	(3,057)	(3,791)	-
Total Expenses	**(357,643)**	**(1,535,929)**	**(105,507)**	**(2,527,681)**	**(98,217)**	**(558,729)**	**(45,726)**	**(74,903)**	**(100,146)**	**-**
Operating Income	**(357,643)**	**(652,999)**	**210,570**	**(146,778)**	**59,813**	**108,247**	**(1,104)**	**177,662**	**87,004**	**-**
(Gain) loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	9,999	-	-	-	-	-	-	-	-	-
Interest expense	(2,811,845)	-	-	-	-	-	-	-	-	-
Reorganization Items, net	(24,624,053)	(190,449)	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**(27,783,543)**	**(843,447)**	**210,570**	**(146,778)**	**59,813**	**108,247**	**(1,104)**	**177,662**	**87,004**	**-**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: November 1, 2025 through November 30, 2025

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 11/1/2025 through 11/30/2025

	Clay Road Houston LLC	CRI SIR LLC	Elliott Ave Seattle LLC	Ewing Holdco LLC	First Potomac DC Holdings, LLC	FP 11 Dupont Circle, LLC	FP 1211 Connecticut Avenue, LLC	FP 1401 K, LLC	FP 1775 Wiehle Avenue, LLC	FP 540 Gaither, LLC
	Case No. 25-90557	Case No. 25-90578	Case No. 25-90558	Case No. 25-90581	Case No. 25-90584	Case No. 25-90534	Case No. 25-90590	Case No. 25-90540	Case No. 25-90593	Case No. 25-90537
	192,703	-	683,638	-	-	673,085	214,332	325,025	257,614	162,122
Rental Income	**192,703**	**-**	**683,638**	**-**	**-**	**673,085**	**214,332**	**325,025**	**257,614**	**162,122**
Real estate taxes	-	-	(141,428)	-	-	(73,635)	(61,081)	(72,235)	(24,283)	(36,121)
Utility expenses	-	-	(40,766)	-	-	(31,381)	(27,642)	(14,026)	(27,121)	(16,399)
Other operating expenses	(3,356)	-	(228,181)	-	-	(138,603)	(75,904)	(104,720)	(80,140)	(52,380)
Depreciation and amortization	(62,968)	-	(866,606)	-	-	(348,442)	(104,636)	(197,155)	(155,443)	(100,227)
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(6,506)	-	(59,511)	-	-	(21,638)	(13,696)	(16,679)	(8,363)	(7,790)
Total Expenses	**(72,830)**	**-**	**(1,336,492)**	**-**	**-**	**(613,699)**	**(282,958)**	**(404,815)**	**(295,350)**	**(212,916)**
Operating Income	**119,873**	**-**	**(652,854)**	**-**	**-**	**59,387**	**(68,626)**	**(79,790)**	**(37,736)**	**(50,794)**
(Gain) loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	-	-	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	-	-	-
Reorganization Items, net	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**119,873**	**-**	**(652,854)**	**-**	**-**	**59,387**	**(68,626)**	**(79,790)**	**(37,736)**	**(50,794)**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re: **Case No. 25-90530 (CML)**
Office Properties Income Trust, et al. Reporting Period: November 1, 2025 through November 30, 2025
Debtors

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 11/1/2025 through 11/30/2025

	FP 6310 Hillside Center, LLC	FP 6315 Hillside Center, LLC	FP 840 First Street, LLC	FP Atlantic Corporate Park, LLC	FP Patuxent Parkway, LLC	FP Redland Technology Center LLC	FP Sterling Park Land, LLC	GOV Lake Fairfax Inc.	GOV Lakewood Properties Trust	GOV NEW OPPTY LP
	Case No. 25-90594	Case No. 25-90543	Case No. 25-90587	Case No. 25-90531	Case No. 25-90546	Case No. 25-90533	Case No. 25-90596	Case No. 25-90599	Case No. 25-90560	Case No. 25-90564
	90,739	13,914	167,267	222,818	195,790	990,637	-	-	-	-
Rental Income	**90,739**	**13,914**	**167,267**	**222,818**	**195,790**	**990,637**	-	-	-	-
Real estate taxes	(7,964)	(5,923)	(146,328)	(25,674)	(20,294)	(124,477)	(2,681)	(13,763)	(41,051)	-
Utility expenses	(4,240)	(634)	(45,110)	(31,730)	(22,722)	(43,971)	-	(10,252)	(7,361)	-
Other operating expenses	(21,118)	(9,975)	(101,331)	(89,529)	(90,939)	(164,883)	-	(24,676)	(15,107)	-
Depreciation and amortization	(23,589)	(9,293)	(206,426)	(109,350)	(92,945)	(381,647)	-	(134,417)	(12,647)	-
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(1,108)	(1,180)	(29,117)	(10,703)	(6,421)	(21,272)	(247)	(15,785)	(5,928)	-
Total Expenses	**(58,019)**	**(27,005)**	**(528,311)**	**(266,986)**	**(233,320)**	**(736,250)**	**(2,928)**	**(198,892)**	**(82,093)**	-
Operating Income	**32,719**	**(13,091)**	**(361,044)**	**(44,168)**	**(37,530)**	**254,386**	**(2,928)**	**(198,892)**	**(82,093)**	-
(Gain) loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	-	-	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	-	-	-
Reorganization Items, net	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**32,719**	**(13,091)**	**(361,044)**	**(44,168)**	**(37,530)**	**254,386**	**(2,928)**	**(198,892)**	**(82,093)**	-

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: November 1, 2025 through November 30, 2025

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 11/1/2025 through 11/30/2025

	GOV NEW OPPTY LP REIT Case No. 25-90562	GOV NEW OPPTY REIT Case No. 25-90567	GPT Properties LLC Case No. 25-90538	GPT Properties Trust Case No. 25-90541	Grand Oak Circle Tampa LLC Case No. 25-90544	Jan Davis Huntsville LLC Case No. 25-90552	OPI 25 Exchange LLC Case No. 25-90547	OPI AL Properties LLC Case No. 25-90569	OPI BND Holdings Trust Case No. 25-90572	OPI BND Properties LLC Case No. 25-90574
	-	-	32,900	1,543,627	171,121	79,023	689,418	286,048	-	3,532,669
Rental Income	-	-	**32,900**	**1,543,627**	**171,121**	**79,023**	**689,418**	**286,048**	-	**3,532,669**
Real estate taxes	-	-	(5,210)	(246,046)	(29,119)	(7,347)	(91,657)	(11,067)	-	(361,233)
Utility expenses	-	-	(1,125)	(82,515)	(9,845)	-	(87,407)	(20,751)	-	(187,803)
Other operating expenses	-	-	(52,716)	(264,668)	(47,211)	(6,353)	(196,177)	(44,514)	-	(861,304)
Depreciation and amortization	-	-	(19,263)	(522,303)	(40,323)	(28,794)	(235,613)	(72,770)	-	(1,234,397)
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	-	-	(2,312)	(35,669)	(3,038)	(2,004)	(20,100)	(5,647)	-	(77,300)
Total Expenses	-	-	**(80,625)**	**(1,151,199)**	**(129,536)**	**(44,498)**	**(630,954)**	**(154,749)**	-	**(2,722,037)**
Operating Income	-	-	**(47,725)**	**392,427**	**41,585**	**34,525**	**58,464**	**131,299**	-	**810,633**
(Gain) loss on sale of real estate	-	-	-	(8,305)	-	-	-	-	-	-
Interest and other income	-	-	-	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	-	-	-
Reorganization Items, net	-	-	-	-	-	-	(1,028,243)	-	-	(725,832)
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	-	-	**(47,725)**	**384,122**	**41,585**	**34,525**	**(969,779)**	**131,299**	-	**84,801**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re: **Case No. 25-90530 (CML)**
Office Properties Income Trust, et al. Reporting Period: November 1, 2025 through November 30, 2025
Debtors

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 11/1/2025 through 11/30/2025

	OPI Notex Holdings Trust	OPI Notex Properties LLC	OPI TRS Inc.	OPI WF Borrower LLC	OPI WF Holding LLC	OPI WF Owner LLC	Primerica Holdco LLC	Santa Clara (Walsh) LLC	SC Merger Sub LLC	Schrock Road Columbus LLC
	Case No. 25-90554	Case No. 25-90550	Case No. 25-90529	Case No. 25-90577	Case No. 25-90580	Case No. 25-90583	Case No. 25-90586	Case No. 25-90589	Case No. 25-90591	Case No. 25-90553
	-	4,299,387	-	-	-	7,654,483	-	225,052	-	41,261
Rental Income	-	**4,299,387**	-	-	-	**7,654,483**	-	**225,052**	-	**41,261**
Real estate taxes	-	(419,496)	-	-	-	(1,296,600)	-	(28,697)	-	-
Utility expenses	-	(366,013)	-	-	-	(558,945)	-	-	-	-
Other operating expenses	-	(795,477)	-	-	-	(2,421,661)	-	(17,047)	-	(6,162)
Depreciation and amortization	-	(1,255,340)	-	-	-	(3,548,077)	-	(62,351)	-	(10,071)
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	-	(97,296)	-	-	-	(180,048)	-	(5,926)	-	(1,376)
Total Expenses	-	**(2,933,622)**	-	-	-	**(8,005,331)**	-	**(114,021)**	-	**(17,610)**
Operating Income	-	**1,365,765**	-	-	-	**(350,849)**	-	**111,031**	-	**23,651**
(Gain) loss on sale of real estate	-	-	-	-	-	-	-	-	-	-
Interest and other income	-	-	-	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	(3,578,251)	-	-	-	-
Reorganization Items, net	-	(1,475,855)	-	-	-	(1,028,261)	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	-	**(110,090)**	-	-	-	**(4,957,362)**	-	**111,031**	-	**23,651**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:	Case No. 25-90530 (CML)
Office Properties Income Trust, et al.	Reporting Period: November 1, 2025 through November 30, 2025
Debtors	

Support Documentation to MOR - 3

Income Statement by Legal Entity

For the period 11/1/2025 through 11/30/2025

	SIR Campbell Place Inc.	SIR Centennial LLC	SIR Colorado Springs LLC	SIR Fort Mill LLC	SIR GP Redwood City LLC	SIR Holdings Corporation	SIR Irving (Freeport) LLC	SIR Johnston LLC	SIR Omaha LLC	SIR Operating Partnership LP
	Case No. 25-90535	Case No. 25-90595	Case No. 25-90598	Case No. 25-90559	Case No. 25-90561	Case No. 25-90563	Case No. 25-90539	Case No. 25-90566	Case No. 25-90568	Case No. 25-90571
	106,970	97,696	-	67,116	-	-	-	238,058	70,293	-
Rental Income	**106,970**	**97,696**	**-**	**67,116**	**-**	**-**	**-**	**238,058**	**70,293**	**-**
Real estate taxes	(14,341)	(59,598)	-	-	-	-	(80,865)	-	52,795	-
Utility expenses	(7,208)	(26,645)	-	-	-	-	(147,490)	-	(14,884)	-
Other operating expenses	(18,974)	(35,609)	-	(6,658)	-	-	(4,112)	(12,910)	(42,575)	-
Depreciation and amortization	(22,928)	(58,892)	-	(11,824)	-	-	(72,912)	(151,559)	(23,201)	-
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(4,171)	(8,546)	-	(2,070)	-	-	(20,019)	(8,670)	(9,393)	-
Total Expenses	**(67,622)**	**(189,290)**	**-**	**(20,551)**	**-**	**-**	**(325,398)**	**(173,139)**	**(37,258)**	**-**
Operating Income	**39,348**	**(91,593)**	**-**	**46,565**	**-**	**-**	**(325,398)**	**64,919**	**33,035**	**-**
(Gain) loss on sale of real estate	-	-	800	-	-	-	-	-	-	-
Interest and other income	-	-	-	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	-	-	-
Reorganization Items, net	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**39,348**	**(91,593)**	**800**	**46,565**	**-**	**-**	**(325,398)**	**64,919**	**33,035**	**-**

United States Bankruptcy Court
Southern District of Texas Houston Division

In re:
Office Properties Income Trust, et al.
Debtors

Case No. 25-90530 (CML)
Reporting Period: November 1, 2025 through November 30, 2025

Support Documentation to MOR - 3
Income Statement by Legal Entity
For the period 11/1/2025 through 11/30/2025

	SIR Parsippany (Jefferson) LLC	**SIR Philadelphia LLC**	**SIR Properties REIT LLC**	**SIR Properties Trust**	**SIR Redwood City LP**	**SIR REIT New Braunfels LLC**	**SIR REIT Plano LLC**	**SIR Rocklin (Office) LLC**	**SIR San Jose LLC**	**SIR Santa Clara LP**
	Case No. 25-90542	Case No. 25-90549	Case No. 25-90575	Case No. 25-90579	Case No. 25-90582	Case No. 25-90545	Case No. 25-90585	Case No. 25-90588	Case No. 25-90548	Case No. 25-90592
	-	-	1,116,232	426,521	277,073	148,031	363,306	-	256,107	-
Rental Income	**-**	**-**	**1,116,232**	**426,521**	**277,073**	**148,031**	**363,306**	**-**	**256,107**	**-**
Real estate taxes	(38,872)	(86,272)	(116,249)	31,179	(42,231)	(17,454)	(27,225)	-	(43,345)	-
Utility expenses	(28,107)	(74,035)	(64,064)	(26,781)	-	(31,821)	-	-	(2,532)	-
Other operating expenses	(15,945)	(34,150)	(258,769)	(78,110)	(17,842)	(38,340)	(76,764)	-	(25,463)	-
Depreciation and amortization	(14,124)	(76,616)	(386,744)	(131,026)	(98,213)	(12,835)	(42,889)	-	(26,233)	-
Transaction related costs	-	-	-	-	-	-	-	-	-	-
General and administrative	(7,845)	(17,765)	(19,774)	(13,036)	(7,872)	(3,484)	(5,579)	-	(7,802)	-
Total Expenses	**(104,893)**	**(288,838)**	**(845,601)**	**(217,774)**	**(166,157)**	**(103,935)**	**(152,458)**	**-**	**(105,375)**	**-**
Operating Income	**(104,893)**	**(288,838)**	**270,631**	**208,748**	**110,917**	**44,096**	**210,848**	**-**	**150,733**	**-**
(Gain) loss on sale of real estate	-	-	-	-	-	-	-	179	-	76
Interest and other income	157	-	-	-	-	-	-	-	-	-
Interest expense	-	-	-	-	-	-	-	-	-	-
Reorganization Items, net	-	-	-	-	-	-	-	-	-	-
Equity in net losses of investees	-	-	-	-	-	-	-	-	-	-
Net income (loss) available for common shareholders	**(104,736)**	**(288,838)**	**270,631**	**208,748**	**110,917**	**44,096**	**210,848**	**179**	**150,733**	**76**

United States Bankruptcy Court Southern District of Texas Houston Division In re: Office Properties Income Trust, et al. Debtors Support Documentation to MOR - 3 Income Statement by Legal Entity For the period 11/1/2025 through 11/30/2025 Rental Income Real estate taxes Utility expenses Other operating expenses Depreciation and amortization Transaction related costs General and administrative Total Expenses Operating Income (Gain) loss on sale of real estate Interest and other income Interest expense Reorganization Items, net Equity in net losses of investees Net income (loss) available for common shareholders Case No. 25-90530 (CML) Reporting Period: November 1, 2025 through November 30, 2025 SIR Westford LLC Twelve24 Atlanta LLC West Java Sunnyvale LLC Case No. 25-90597 Case No. 25-90600 Case No. 25-90601 - 1,765,418 361,905 - 1,765,418 361,905 - (145,469) (32,892) - (45,476) (1,822) - (520,397) (28,961) - (591,252) (60,073) - - - - (37,566) (6,145) - (1,340,160) (129,894) - 425,258 232,011 - - - - - - - - - - - - - - - - 425,258 232,011

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: November 1, 2025 through November 30, 2025 Debtors Support Documentation to MOR - 4 Assets Sold or Transferred For the period 11/1/2025 through 11/30/2025 On November 10, 2025, the Debtors filed the Motion of Debtors for Entry of an Order (I) Authorizing and Approving Sale of Property, Free and Clear of All Liens, Claims and Interests, and Encumbrances, and (II) Granting Related Relief [Docket No. 177] (the "Tempe Sale Motion"). On December 3, 2025, the Bankruptcy Court entered the Order (I) Authorizing and Approving Sale of Property, Free and Clear of All Liens, Claims and Interests, and Encumbrances, and (II) Granting Related Relief [Docket No. 241] (the "Tempe Sale Order"), which, among other things, authorized the Debtors to enter into the asset purchase agreement and consummate the transactions contemplated thereunder. The transaction closed on December 19, 2025. In accordance with the Tempe Sale Order, proceeds from the sale have been received and deposited into a segregated account to be held pending further order of the Bankruptcy Court. The Purchase Price (as defined in the Tempe Sale Motion) for the property was approximately $10.7 million. /s/ John R. Castellano December 30, 2025 Signature of Authorized Individual Date John R. Castellano Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: November 1, 2025 through November 30, 2025 Debtors Support Documentation to MOR - 5 Schedule of Prepetition Payments For the period 11/1/2025 through 11/30/2025 The Debtors hereby submit this attestation regarding prepetition payments payments during the period of November 1, 2025 through November 30, 2025. /s/ John R. Castellano December 30, 2025 Signature of Authorized Individual Date John R. Castellano Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual All payments made by the Debtors on account of prepetition claims during the period of November 1, 2025 through November 30, 2025 were authorized under First Day Orders granted by the Bankruptcy Court.

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: November 1, 2025 through November 30, 2025 Debtors Support Documentation to MOR - 6 Schedule of Payments to Insiders For the period 11/1/2025 through 11/30/2025 The Debtors hereby submit this attestation regarding insider payments payments during the period of November 1, 2025 through November 30, 2025. No payments to insiders were made during this period. /s/ John R. Castellano December 30, 2025 Signature of Authorized Individual Date John R. Castellano Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: November 1, 2025 through November 30, 2025 Debtors Support Documentation to MOR - 7 Schedule of Post-Petition Tax Payments For the period 11/1/2025 through 11/30/2025 The Debtors hereby submit this attestation regarding postpetition tax payments during the period of November 1, 2025 through November 30, 2025. The Debtors believe that they are current with respect to any postpetition Taxes and Fees that have come due. /s/ John R. Castellano December 30, 2025 Signature of Authorized Individual Date John R. Castellano Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: November 1, 2025 through November 30, 2025 Debtors Support Documentation to MOR - 8 Schedule of Post-Petition Borrowing For the period 11/1/2025 through 11/30/2025 The Debtors hereby submit this attestation regarding postpetition borrowing during the period of November 1, 2025 through November 30, 2025. /s/ John R. Castellano December 30, 2025 Signature of Authorized Individual Date John R. Castellano Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual On November 5, 2025, the Bankruptcy Court entered the Interim Order Pursuant to Sections 105, 361, 362, 363, and 364 of the Bankruptcy Code and Rules 2002, 4001, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing the Debtors to Use Cash Collateral and Obtain Secured Postpetition Financing; (II) Granting Liens and Superpriority Administrative Claims; (III) Providing Adequate Protection; (IV) Scheduling a Final Hearing; and (V) Granting Related Relief [Docket No. 150] (the “Interim DIP Order”) authorizing the Debtors to enter into the DIP Documents (as defined in the Interim DIP Order) and obtain post-petition borrowing thereunder. On November 6, 2025, in accordance with the Interim DIP Order, the Debtors drew $10 million under the DIP Facility, net any fees payable to the DIP Agent and any of the DIP Lenders (each as defined in the Interim DIP Order). The Debtors received $9.7 million on November 6, 2025 into their Segregated Account (as defined in the Interim DIP Order).

United States Bankruptcy Court Southern District of Texas Houston Division In re: Case No. 25-90530 (CML) Office Properties Income Trust, et al. Reporting Period: November 1, 2025 through November 30, 2025 Debtors Support Documentation to MOR - 9 Bank Statements and Bank Reconciliations For the period 11/1/2025 through 11/30/2025 The Debtors hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank reconciliations and journal entries. /s/ John R. Castellano December 30, 2025 Signature of Authorized Individual Date John R. Castellano Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual The Debtors’ standard practice is to ensure that bank reconciliations are completed as part of the month end close each reporting period. I attest that each of the Debtors’ bank accounts has been reconciled in accordance with their standard practices. The Debtors have seperately submitted bank statements for the Debtors' bank accounts covering the periods of November 1, 2025 through November 30, 2025 to the US Trustee.